ANNUAL REPORT





                      [THE GABELLI EQUITY TRUST INC. LOGO]








                               DECEMBER 31, 1995

    =====================================================================

                                  THANK YOU!
                               RIGHTS OFFERING
                               OVER-SUBSCRIBED!
                                (In millions)

        The Gabelli Equity Trust Inc. Rights Offering Over-Subscribed

                        Proceeds                Subscriptions
                         Sought                   Remitted
                        --------                -------------
             1991         $ 63                       $136
             1992         $ 76                       $160
             1993         $ 93                       $176
             1995         $119                       $200

    We extend our appreciation to all the full service brokers who communicated the merits of these rights offerings to our shareholders and their clients and to all the shareholders who participated.

                        THE GABELLI EQUITY TRUST INC.
                  One Corporate Center, Rye, New York 10580
                  Fax 914-921-5118 - http://www.gabelli.com

    This announcement is not an offer to sell. The offerings referred to have been completed.

    =====================================================================

                       INVESTMENT OBJECTIVE:

                       The Gabelli Equity Trust Inc. is a
                       closed-end, non-diversified
                       management investment company
                       whose primary objective is long-term
                       growth of capital, with income as a
                       secondary objective.




                    THIS REPORT IS PRINTED ON RECYCLED PAPER.

                                    [PHOTO]

                      [THE GABELLI EQUITY TRUST INC. LOGO]

To our Shareholders,

      The bull market stumbled at year-end 1995 as the Administration and Congress fought over a balanced budget agreement. However, an early Christmas gift from the Federal Reserve in the form of a 25 basis point drop in the federal funds rate helped stocks regain some momentum to end the year at near-record levels. Investors continued to migrate from technology stocks to consumer non-durables, seeking safety in the form of more predictable earnings in 1996. Cyclical stocks staged a comeback with the recognition that the economy still had some "legs".

      In the fourth quarter of 1995, The Gabelli Equity Trust Inc.'s ("Equity Trust") net asset value per share increased 1.9% to $9.95 on December 31, 1995. This compares to the 6.0% return in the unmanaged Standard & Poor's 500 Composite Stock Price Index ("S&P 500") for the quarter. For the twelve months ended December 31, 1995, the Equity Trust's net asset value increased 20.6%, after adjusting for all distributions. The S&P 500 was up 37.6% for the same period.

      Since inception on August 21, 1986, the Equity Trust's net asset value has achieved a 228.2% total return, which equates to a 13.5% average annual return. The three- and five-year average annual returns were 14.1% and 14.5%, respectively.

      The Equity Trust's common shares ended 1995 at $9.375 per share on the New York Stock Exchange, an increase of 5.6% for the fourth quarter and up 11.7% for the year, after adjusting for all distributions and the rights offering.

RIGHTS OFFERING 1995 - AN OUTSTANDING SUCCESS - THANK YOU

      The Equity Trust Rights Offering proved to be an overwhelming success. To raise additional capital, Rights Offerings have historically been a fair and efficient method. This method is widely used in England. The traditional Rights Offering allows an issuer's shareholders to participate directly in the growth of that issuer by purchasing additional common shares at a set subscription price. We appreciate the efforts of the brokerage community in explaining the offering to their clients, resulting in a high level of participation.

      Shareholders of record on October 19, 1995 were issued one Right for each share of the Equity Trust. Every six Rights entitled that shareholder to purchase one additional share of the Equity Trust at $8.00 per share without incurring commission costs. Shareholders remitted nearly $200 million in subscription requests, of which the Fund retained $119.5 million for the 14,931,430 shares offered.

      Furthermore, since these Rights were transferable, any shareholder who did not want to exercise, or did not have the funds available, could sell his/her Rights. The market value of the Rights during the subscription period was such that a seller would have regained most of the decrease in the value of his/her holdings that resulted from the Offering. Our subscription agent, State Street Bank and Trust Company, sold Rights in the open market through Gabelli & Company, Inc. at a nominal commission cost until November 28, 1995.

WHAT WE DO

      We do what is described as bottom up research: we read annual reports; we visit the competition; we talk to customers; we go belly to belly with management. We structure our portfolio by picking stocks.

      In past reports, we have tried to articulate our investment philosophy and methodology. The following graphic further illustrates the interplay among the four components of our valuation approach.


                                                        [PYRAMID SHAPED GRAPHIC]

      Our focus is on free cash flow: earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long-term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst: something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing worldwide demand for American food and feed crops. In other instances, it may be a change in management, a sale or spin-off of a division, or the development of a profitable new business.

      Once we have identified stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long-term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well managed and will benefit from sustainable long-term economic dynamics. These include macro trends such as the globalization of the market in filmed entertainment and telecommunications, and micro trends such as an increased focus on productivity enhancing goods and services.

COMMENTARY

THE GREAT BULL MARKET OF 1995 -- A HARD ACT TO FOLLOW

    MODEST              STRONG           LOW        DECLINING         RISING
ECONOMIC GROWTH + CORPORATE PROFITS + INFLATION + INTEREST RATES = STOCK PRICES

      This simple equation drove equity prices to record levels in 1995. Will the same factors add up to another good year for stocks in 1996? Let's take a fresh look at all the components of this winning formula.

      We are estimating growth in Gross Domestic Product (GDP) of 2.5% to 3% this year. With lower interest rates in Great Britain, Germany and France as a stimulant, we see European economies growing at about 2%. As a free market system continues to evolve in China and the expansion of the middle classes in more developed Asian countries translates into economic activity, Pacific Rim economies should regain momentum. In short, we anticipate reasonably good worldwide economic growth in the year ahead.

      On the inflation front, we see little pressure coming from wage increases. In fact, we are encouraged by the strong stands governments here and abroad are taking against inflationary wage demands. Even the French, who have traditionally been at the mercy of public workers unions, are holding the line. Rising food and fuel prices could, however, result in more inflation than most investors expect. Lower grain production in the U.S. last year, strong demand from the Chinese, and crop failures in the former Soviet Union will push food prices higher. Regarding energy, we are producing less and consuming more. This will ultimately lead to higher pricing. The potential of political unrest in Saudi Arabia may be a short-term catalyst for higher fuel prices. We are estimating that inflation could run as high as 3.5% in the second half of 1996.

      If this inflation forecast proves accurate, long-term interest will not stay at the current 6% level. Herein lies the primary threat to the stock market. The consensus is that, with a soft economy, low inflation, lower interest rates in Europe, a balanced budget agreement, and a Federal Reserve Chairman who is up for reappointment in an election year, interest rates are bound to come down. At current levels, stock and bond valuations reflect this consensus. With a soft economy coupled with a flat yield curve, we could see short-term rates come down without long-term rates following. Be reminded that price/earnings multiples are a function of earnings growth and longer term interest rates. If earnings growth slows as we anticipate and long rates remain flat or possibly trend modestly higher, stock multiples are likely to contract.

      Flow of funds into the U.S. stock market should continue to be favorable. Equity mutual funds still enjoy strong cash inflows. If deal activity matches that of 1995 ($458 billion in the U.S. and $866 billion worldwide), investors will end up with a pile of cash. In addition, corporate stock buybacks and rising dividends will buttress stock prices. Some of that money finds its way into initial public offerings. More will go into non-U.S. investments, particularly markets which languished in 1995. But much more will be recycled into a shrinking supply of stock.

      Our conclusion from all this conjecture is a somewhat different formula for the 1996 stock market:

    MODEST               DECENT              LOW        SLIGHTLY HIGHER     A DECENT, BUT MUCH LESS
ECONOMIC GROWTH  +  CORPORATE PROFITS  +  INFLATION  +  INTEREST RATES   =  INSPIRING STOCK MARKET

THE NET

      Speculative bubbles are part of the free market system. In the 1960s, it was the "nifty fifty" growth stocks. In the 1970s, it was oil, gold, silver, and the Hong Kong stock market. In the 1980s, it was semiconductors, biotechnology, and Japanese real estate. Today, it is the Internet. These bubbles are always very exciting and can be profitable for a time. Unfortunately, most people who invest in these bubbles end up taking a bath. The Internet is showing signs of becoming a "similar" speculative frenzy.

      This is not to say that the Internet will not be a tremendous growth business. But, how does the value oriented investor participate? One of the tenets of value investing is to buy what is, as opposed to what will be. We believe we have found a way, in the terminology of Graham & Dodd, to buy "net/nets" on the Internet.

      The cable television industry currently has more than 60 million subscribers in the U.S. and is working feverishly to upgrade systems to offer telephony services. It is estimated that 25 million of these subscribers also have personal computers and that 10% of those 25 million people will be Internet users.

      How will they access the Internet? They can do it through telephone line modems. Or, in the not-too-distant future, through cable modems that will be more than 100 times faster, since existing cable lines going into the home will be able to carry much more digital information than telephone lines. At a recent investment conference, Comcast Corporation (CMCSA - $17.625 - NASDAQ) staged a horse race between the most commonly used telephone modem and a cable modem prototype. It was no contest. The list of telecommunications equipment manufacturers developing cable modems represents a "Who's Who" of the industry, including: Motorola, Inc. (MOT - $57.00 - NYSE), Hewlett-Packard Co. (HWP - $83.75 - NYSE), Intel Corporation (INTC - $56.75 - NASDAQ), Zenith Electronics Corp. (ZE - $6.875 - NYSE), General Instrument Corporation (GIC - $23.375 -
NYSE), and Scientific-Atlanta, Inc. (SFA - $15.00 - NYSE). Rollout of these new modems is scheduled for mid-1996. We believe personal computer manufacturers will respond by adapting their machines for cable modem use.

      The bottom line is that those dull old cable television stocks are good "back door" plays on the promising future of the Internet. You don't have to pay nosebleed multiples to participate. Cable stocks are good values today based on their existing business. If they can tack on incremental revenues of $25 per month from those subscribers who want to "Surf the Net", they are an even greater bargain.

LET'S MAKE A DEAL

      We were among the first on Wall Street to proclaim the beginning of the third great wave of takeovers since World War II. Record setting merger and acquisition activity, highlighted by a big jump in hostile deals this year further validated our thesis. In 1995, it was the three Bs -- banks, broadcasters and brokers. In 1996, we believe deal activity will spread to bell operating companies, telephone companies generally, cable television networks and small and mid-sized industrial franchises. If we get a lower capital gains rate, smaller companies in which management has significant ownership will have more incentive to put out the "For Sale" sign. With our portfolio well stocked with small to mid-sized companies trading at deep discounts to private market value, we would expect to benefit.

THE WAITING GAME

      As little as ten years ago, America had the best telecommunications system in the world by far. Today, we are already behind Great Britain and France, and in danger of losing ground to other industrialized countries. It is not as a result of telecommunications technology, in which we remain a world leader. Rather, it is our antiquated regulatory system which has restrained competition and productivity in the industry.

      As of this writing, the comprehensive telecommunications bill promised to us by the Clinton Administration and Congress three years ago remains stalled in committee. Most of the difficult issues seem to be resolved. Presently, the bill is being held captive to political posturing over whether broadcasters should be made to pay for high definition television spectrum or simply be given this spectrum as the FCC had originally planned. Once this issue is resolved, one fears another will emerge to further delay this essential legislation. The devil may be in the details here, however, as Washington must eliminate the artificial barriers preventing the public from getting what they want: better service and lower prices -- and telecommunications companies from getting what they need: a set of rules that will allow them to implement competitive strategies for the upcoming free market free-for-all.

      With this cloud of uncertainty still hanging over the telephone/cable television/broadcast industries, investors are not fully valuing the bright future of well managed, financially strong companies in all of these sectors.

BREAKING UP'S NOT HARD TO DO

      In our last quarter's letter to you, we talked about "Humpty Dumpty" stocks and the trend toward surfacing value through the sale and/or spin-off of businesses. Two of the Fund's larger portfolio holdings, AT&T Corp. (T - $64.75
- NYSE) and ITT Corporation (ITT - $53.00 - NYSE), have performed quite well since announcing their divestiture plans. We are now getting some financial details on the new business structures and have concluded, in both instances, that the parts remain more valuable than the whole.

      AT&T will be breaking up into three publicly traded global businesses:
Communication Services (long distance and wireless); Communications Systems (telecommunications equipment), and Global Information Solutions (the old NCR). AT&T Capital Corp. (TCC - $38.25 - NYSE), 86% owned by AT&T, will be sold. The sum of our Private Market Value (PMV) estimates for the three component companies is $94 per share today, growing to $165 in 5 years. Estimated trading values per share (about 70% of PMV), are $64 per share today, growing to $115 within 5 years. The divestiture is expected to be completed in 1996.

      ITT has already been broken into three separate publicly traded companies: the "new" ITT holds the hotel and gaming operations: ITT Industries, Inc. (IIN - $24.00 - NYSE) consists of the parent's auto parts, pump and valve, and defense electronics business; and ITT Hartford Group Inc. (HIG - $48.375 - NYSE) holds the insurance operations. We value the "new" ITT at $55 today, with that value growing to the mid-$60s next year. We estimate 20% annual earnings growth over the next 3 to 5 years. We believe IIN is an even better bargain with a PMV of $40 per share today and a 13% to 15% growth rate going forward. HIG is a slower growth, interest rate sensitive business. If we mark HIG to its current $48 per share market value and add our $55 and $40 PMVs for ITT and IIN, respectively, we see parts worth $143 per share, compared with the old ITT's $118 collective trading price for the three components.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund's investments. Favorable EBITDA prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

American Express Company (AXP - $41.375 - NYSE), founded in 1850, is a diversified travel and financial services company operating in 160 countries around the world. The company is best known for its American Express card and travel-related services. Its other important operation is Minneapolis-based American Express Financial Advisors, Inc. (formerly IDS Financial Services) which sells financial products ranging from mutual funds to annuities. Harvey Golub, Chairman and CEO, has refocused AXP on its core charge card and investment management businesses. We believe the company has been repositioned to enjoy double digit earnings growth over the balance of the decade generating outstanding capital returns for shareholders in the process.

Chris-Craft Industries, Inc. (CCN - $43.25 - NYSE), through its 72% ownership of BHC Communications, Inc. is primarily a television broadcaster. BHC owns and operates independent TV stations in Los Angeles (KCOP) and Portland (KPTV). BHC also controls over 50% of United Television, Inc., which operates an NBC affiliate, an ABC affiliate and three independent stations. BHC has entered into a partnership agreement with Paramount Communications, Inc. to launch a new fifth television network called United Paramount Television Network (UPN). CCN, with over $1.5 billion in cash and marketable securities, is strongly positioned to expand its operations. CCN is the eighth-largest TV station group owner in the U.S. and covers almost 20% of TV households.


                            ------------------------
                             Chris-Craft Industries
                            ------------------------
                                  72%
                            ------------------------
                               BHC Communications
                            ------------------------
                                  56%
                            ------------------------
                                United Television
                            ------------------------

General Motors Corporation (GM - $52.875 - NYSE), the world's largest auto manufacturer, is materially undervalued. Its North American operations have been profitable for two years. International profits continue to grow. With Jack Smith at the helm, GM is improving the style and quality of its cars, rationalizing its production processes and greatly reducing its costs. Peak earnings power is likely to exceed $10 per share. A reorganization of Ford and GM along the lines of ITT and AT&T becomes an intriguing possibility assuming the shares continue to trade at current levels.

GTE Corporation (GTE - $44.00 - NYSE) owns the largest non-Bell telecommunications system. GTE is the fourth-largest publicly-owned telecommunications company in the world and is the largest domestic local telephone company, serving 22 million access lines in 30 states. GTE is the nation's second largest provider of cellular services, with a controlling interest in metropolitan and rural service areas covering more than 50 million people. Roughly 25% of earnings are derived from non-regulated businesses growing at more than 25% per year.

Magma Copper Company (MCU - $27.875 - NYSE) is one of the biggest primary copper producers in the United States. Magma produces high-quality copper cathodes and rods for sale to customers worldwide. Its smelting operations represent 25% of the United States' smelting capacity. On December 1, Broken Hill Proprietary Co., Australia's largest resources company, agreed to buy the shares of Magma at $28 per share, almost 30% above its market price. MCU is a great example of our value style investment philosophy. Over the last four years, Magma had increased its cash from operations by 115% on average annual sales growth of approximately 8%. With news of the takeover, the convertible preferred debt leaped from $73.75 to over $100 dollars.

Pittway Corporation (PRY'A - $66.375 - ASE; PRY - $67.75 - ASE) has undergone significant changes over the past few years, selling or spinning off businesses representing half its sales volume and over 60% of its income. The company has two remaining core businesses: manufacturing and distributing professional burglar and fire alarm equipment, and publishing trade magazines and directories. Its Ademco Security Group, approximately 75% of revenues, is growing rapidly. Penton Publishing appears to be emerging from three years of difficult operating conditions as operating margins are now showing improvement. Pittway is also involved in real estate and other promising ventures, including a 45% interest in a leading manufacturer of encryption equipment and a 5% equity interest in Hubbard, a direct-to-the-home (DTH) satellite broadcast company.

Sprint Corporation (FON - $39.875 - NYSE) is the third largest long-distance carrier and the second largest independent local telephone company in the U.S. The company has announced a spin-off of its cellular unit, which should take place in the first quarter of 1996. The estimated trading value of the spin-off is $9 to $10 per FON share. After the spin-off, the remaining long distance/local telco shares should trade close to FON's current market price, indicating shareholders are getting the cellular spin-off for "free". Sprint has positioned itself on a global basis through a joint venture with France Telecom/Deutsche Telekom, which will purchase a 20% stake in Sprint (excluding the cellular unit) for $3.5 billion. Our interest in Sprint stems from its promising national cable/telephony and PCS/wireless joint venture with three major cable operators: Tele-Communications, Inc.; Comcast Corporation and Cox Communications, Inc. We consider FON an interesting value with the risks associated with new entrants in the long distance business offset by the cable/telephony venture.

Time Warner Inc. (TWX - $37.875 - NYSE), in a bold and brilliant tactic, is acquiring Turner Broadcasting System, Inc. for $7.5 billion. The acquisition will make TWX the largest diversified media and publishing company in the world and will add a wealth of programming to a company already rich in entertainment content. Time Warner is restructuring into two general areas: copyright and creativity, which includes publishing, music and filmed entertainment, and distribution, which is mostly cable. Under the aegis of Gerald M. Levin, investors can expect significant returns over the rest of the decade.

United Television, Inc. (UTVI - $90.25 - NASDAQ) is a television broadcasting company which owns and operates five television stations: one ABC, one NBC and three UPN affiliates. Its stations cover approximately 6% of the U.S. population. UTVI is a 56%-owned subsidiary of BHC Communications. Strong advertising demand, prospects for favorable regulatory changes in the industry and corporate cost controls will magnify EBITDA growth going forward. Our 1996 PMV is estimated at $114 per share, $25 of which is cash. UTVI's PMV is expected to approach $200 by the year 2000.

Viacom Inc. (VIA - $45.875 - ASE; VIA'B - $47.375 - ASE), long a major provider of entertainment "content", has evolved into one of the world's dominant media companies. Following its recent acquisitions of Paramount Communications and Blockbuster Entertainment, the company is now selling non-core assets to reduce debt and is focusing on the global expansion of its media franchises. Viacom is well-positioned in music (notably MTV) and cable networks such as Nickelodeon, USA (50% interest) and the Sci-Fi Channel.

10% DISTRIBUTION POLICY

      The Equity Trust continues to maintain its 10% distribution policy whereby the Fund pays out 10% of its average net assets each year. Pursuant to this policy, the Fund distributed $0.50 per share on December 21, 1995. The next distribution is scheduled for payment in March 1996.

SPECIAL NOTE

      Mr. Paul Ades, one of The Gabelli Equity Trust's original directors, has announced that he will resign from the Board of the Equity Trust and its offspring The Gabelli Global Multimedia Trust, in May, in order to devote more time to his legal practice. We want to commend Paul for his nearly ten years of service to the Equity Trust and Multimedia Trust, both of which have benefited from his insightful guidance. On behalf of the Trust's shareholders, we wish Paul every success and thank him for his advice and wisdom.

IN CONCLUSION

      1995 was a terrific year for most equity investors. As is usually the case during big bull markets, growth stocks delivered better returns than those in the value sector. Looking forward to a less inspiring market in 1996, we believe value investors will have the opportunity to excel.

      We believe the Fund's portfolio is a diversified collection of solid businesses trading at material discounts to their "real world" economic values. In an environment in which individual stock fundamentals are likely to be more important than market momentum in earnings returns, we are confident the Fund will reward its shareholders.

      We thank you for your confidence in our investing abilities and wish you a productive and financially rewarding 1996.

                                   Sincerely,

                                   /s/ Mario J. Gabelli

                                   Mario J. Gabelli
                                   President and Chief Investment Officer


January 31, 1996


NOTE: The views expressed in this report reflect those of the portfolio manager, only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                         THE GABELLI EQUITY TRUST INC.

                               PORTFOLIO CHANGES
                        QUARTER ENDED DECEMBER 31, 1995
                                  (UNAUDITED)

                                            OWNERSHIP AT
                                            DECEMBER 31,
                                  SHARES        1995
                                ----------  -------------
NET PURCHASES
  COMMON STOCKS
American Brands, Inc...........     35,000       250,000
AMETEK, Inc....................      1,500       182,500
Archer Daniels Midland
  Co.(a).......................     40,000        70,000
Ascent Entertainment Group
  Inc..........................     25,000        25,000
Atlantic Richfield Company.....      5,000        40,000
BBN Corporation................     58,000        58,000
Boeing Co......................      5,000        25,000
Brau und Brunnen...............        500        13,040
Cable & Wireless plc, Sponsored
  ADR..........................     10,000        60,000
Cablevision Systems
  Corporation, Class A.........     72,900        92,900
Carter-Wallace, Inc. ..........     15,000       190,000
Castle & Cooke Inc.(b).........     16,667        16,667
CBI Industries Inc. ...........     20,000        20,000
Cincinnati Bell Inc............      5,000        40,000
Compania de Telecomunicaciones
  de Chile SA, Sponsored ADR...     10,000        10,000
COMSAT Corporation.............     10,000       110,000
Culbro Corporation.............        500        23,500
Deere & Company(c).............    248,000       372,000
Earl Scheib, Inc. .............      5,000        65,000
Ferro Corporation..............     10,000        70,000
Financial Security Assurance
  Holdings Ltd.(d).............      1,432        13,432
Fund American Enterprises
  Holdings Inc.................      5,000         5,000
Gaylord Entertainment Company,
  Class A......................     84,575       120,000
GEICO Corporation..............     88,900       201,100
Grupo Televisa S.A., GDR.......    170,000       250,000
Halliburton Company............     15,000        25,000
Honeywell, Inc.................     20,000        20,000
International Family
  Entertainment, Inc., Class
  B............................    100,000       203,036
ITT Corporation, New(e)........    100,000       100,000
ITT Hartford Group Inc.(e).....     96,000        96,000
ITT Industries Inc.(e).........    122,500       122,500
Keystone International, Inc....      8,000        35,000
Lamson & Sessions Co...........     25,000       400,000
Lawter International, Inc......     40,000        60,000
Lehman Brothers Holdings
  Inc..........................     50,000       150,000
Lillian Vernon Corporation.....      5,000        35,000
Magma Copper Company...........    380,800       380,800
Media General, Inc., Class A...      5,000       475,000
Meredith Corporation...........     15,000        70,000
Modine Manufacturing Company...      8,000       320,000
National Presto Industries,
  Inc..........................      1,500         9,000
Navistar International
  Corporation..................     20,000       400,000
Neiman Marcus Group, Inc.......      1,000       415,000

                                 SHARES/    OWNERSHIP AT
                                PRINCIPAL   DECEMBER 31,
                                  AMOUNT        1995
                                ----------  -------------
NEXTEL Communications, Inc.,
  Class A......................     10,400        30,000
Outlet Communications, Inc.,
  Class A......................      1,800       161,800
Pegasus Gold Inc...............     10,000        70,000
Pep Boys -- Manny, Moe & Jack..      1,000        26,000
Precision Castparts Corp.......      2,300         2,300
Quaker Oats Company............     60,000       140,000
Revco D.S. Inc., New...........    100,000       100,000
Royce Value Trust,
  Inc.(a)(f)...................     10,832        43,601
Scientific-Atlanta, Inc........      8,000        10,000
Sequa Corporation, Class A.....      8,000        40,000
Sequa Corporation, Class B.....      6,000        48,000
South China Morning Post
  Holdings ORD.................    100,000       200,000
Tele-Communications
  International, Inc., Class
  A............................      5,000         5,000
Telefonos De Mexico SA,
  Sponsored ADR................      5,000        20,000
Time Warner Inc................     15,000       285,000
Tootsie Roll Industries,
  Inc. ........................        100        20,100
TransPro Inc...................    111,250       111,250
US WEST Media Group............     85,000        85,000
Viacom Inc., Class A...........     20,000       310,000
Westinghouse Electric Corp.....     50,100        50,100
Wrigley (Wm.) Jr. Company......     15,000        95,000
  PREFERRED STOCKS
Magma Copper Company, Series D,
  5.625%, Conv. Pfd. ..........     30,000        30,000
Magma Copper Company, Series E,
  6.000%, Conv. Pfd............     97,500        97,500
  CORPORATE BONDS
Thomas Nelson Inc., Conv. Sub.
  Note, 5.750% due
  11/30/1999................... $1,000,000   $ 1,000,000
Time Warner Inc., Conv. Sub.
  Deb., 8.750% due
  01/10/2015................... $5,000,000   $24,190,850
NET SALES
  COMMON STOCKS
AptarGroup, Inc................    284,000        50,000
AT&T Corp......................     35,000        95,000
BHC Communications, Inc.,
  Class A......................     80,000        55,000
Brunswick Corporation..........     10,000        40,000
Capital Guaranty
  Corporation(d)...............     20,000       --
CBS Inc.(g)....................      4,500       --
Coca-Cola Enterprises Inc......     92,000        65,000
CTS Corporation................     50,000        75,000
Dole Food Company, Inc. .......     20,000        50,000
Eastman Kodak Company..........      5,000        30,000
Echlin Inc. ...................     22,500        50,000
Eskimo Pie Corporation.........     15,000       --
General Motors Corporation.....     10,000       290,000
Genuine Parts Company..........     40,000       110,000

                         THE GABELLI EQUITY TRUST INC.

                        QUARTER ENDED DECEMBER 31, 1995
                                  (UNAUDITED)

                                            OWNERSHIP AT
                                            DECEMBER 31,
                                  SHARES        1995
                                ----------  -------------
NET SALES (CONTINUED)
  COMMON STOCKS (CONTINUED)
GTE Corporation................      5,000       435,000
Havas, Sponsored ADR...........      7,000       125,000
IDEX Corporation...............     35,800       335,000
ITT Corporation(e).............    100,000       --
Johnson & Johnson..............     35,000        70,000
Kaneb Services, Inc............     45,000       255,000
LIN Broadcasting Corporation...    125,000       --
Minnesota Mining and
  Manufacturing Company........      5,000       105,000
Multimedia, Inc., New(h).......    200,000       --
National Service Industries,
  Inc..........................     10,000       105,000
New York Times Company,
  Class A......................     10,000       180,002
Outboard Marine Corp...........     15,000       --
PepsiCo, Inc...................     10,000        90,000
Philips Electronics N.V.,
  New York.....................      4,000        95,000
Pittway Corporation, Class A...      5,000       315,000

                                            OWNERSHIP AT
                                            DECEMBER 31,
                                  SHARES        1995
                                ----------  -------------
Republic Automotive Parts,
  Inc. ........................      2,500        25,000
SBC Communications Inc. .......      5,000       185,000
Sprint Corporation.............    145,000       495,000
St. Joe Paper Company..........      5,000        95,000
Standard Motor Products,
  Inc..........................      8,000       120,000
Tambrands Inc..................      5,000        50,000
Telecomunicacoes Brasileiras SA
  (Telebras), Sponsored ADR....      5,000       249,073
United Television, Inc.........     20,000       340,000
Varity Corporation, New........     13,000       205,000
Viacom Inc., Class B...........     85,000       115,000
  COMMON STOCK WARRANTS AND
    RIGHTS
Royce Value Trust, Inc.,
  Rights, expired
  11/03/1995(f)................     32,769       --
  PREFERRED STOCK
Sprint Corporation, 8.250%,
  Conv. Pfd. ..................      4,000        18,000

---------------
(a) Stock dividend.
(b) Spinoff -- 0.333333 shares of Castle & Cooke Inc. for each share of Dole Food Company, Inc.
(c) 3 for 1 stock split.
(d) Merger -- $5.06 for each share of Capital Guaranty Corporation.
              0.6716 shares of Financial Security Assurance Holding Ltd. for each share of Capital Guaranty Corporation.
(e) Plan of reorganization -- 1 share of ITT Corporation, New for each share of
                              ITT Corporation.
                              1 share of ITT Hartford Group Inc. for each share of ITT Corporation.
                              1 share of ITT Industries Inc. for each share of ITT Corporation.
(f) Rights exercised -- 1 share of Royce Value Trust, Inc. for every 20 shares of Royce Value Trust, Inc., Rights, expired 11/03/1995.

(g) Cash Merger -- @ $82.065 per share.

(h) Cash Merger -- @ $45.25 per share.

                                TOP TEN HOLDINGS
                               DECEMBER 31, 1995

Time Warner Inc.                  American Express Company
Chris-Craft Industries, Inc.      Viacom Inc.
United Television, Inc.           General Motors Corporation
Pittway Corporation               Sprint Corporation
Magma Copper Company              GTE Corporation

                         THE GABELLI EQUITY TRUST INC.

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1995

                                                                                        MARKET
   SHARES                                                               COST             VALUE
-------------                                                       -------------   ---------------
COMMON STOCKS -- 78.5%
               INDUSTRIAL EQUIPMENT AND SUPPLIES -- 11.1%
      182,500  AMETEK, Inc.......................................   $   2,597,580   $     3,421,875
      180,000  Ampco-Pittsburgh Corporation......................       2,386,035         1,935,000
       50,000  AptarGroup, Inc. .................................         728,117         1,868,750
        7,000  Caterpillar Inc...................................         191,305           411,250
       66,000  CLARCOR Inc.......................................       1,202,150         1,344,750
       71,925  Crane Co. ........................................       1,852,074         2,652,234
       75,000  CTS Corporation...................................       1,905,571         2,831,250
      372,000  Deere & Company...................................       3,591,078        13,113,000
      230,000  Donaldson Company, Inc............................       2,654,323         5,778,750
       19,125  Duriron Company, Inc..............................         109,331           447,047
       60,000  Gerber Scientific, Inc. ..........................         460,407           975,000
      240,000  Greif Bros. Corporation, Class A..................       4,285,781         6,450,000
        3,400  Greif Bros. Corporation, Class B+(a)..............          69,824            91,375
       40,000  Guardsman Products, Inc. .........................         450,400           535,000
      335,000  IDEX Corporation..................................       3,312,183        13,735,000
       35,000  Keystone International, Inc.......................         717,913           700,000
       50,000  Lufkin Industries, Inc............................         908,349         1,131,250
       40,000  Manitowoc Company, Inc............................         870,450         1,225,000
      170,000  Mark IV Industries, Inc...........................       1,944,406         3,357,500
       10,000  Martin Marietta Materials, Inc....................         216,563           206,250
      400,000  Navistar International Corporation+...............       7,286,553         4,200,000
      130,000  Nortek, Inc.+.....................................         808,129         1,527,500
        5,000  Nortek, Inc., Special Common+(a)..................          72,155            58,750
       10,000  PACCAR Inc........................................         450,000           421,250
       45,000  Pittway Corporation...............................         985,804         2,986,875
      315,000  Pittway Corporation, Class A......................       4,888,607        21,341,250
       10,000  Scientific-Atlanta, Inc...........................         149,325           150,000
       40,000  Sequa Corporation, Class A+.......................       1,521,465         1,220,000
       48,000  Sequa Corporation, Class B+.......................       2,239,935         1,896,000
       84,000  SPS Technologies, Inc.+...........................       2,830,863         4,483,500
       95,000  St. Joe Paper Company.............................       3,163,016         5,225,000
      111,250  TransPro Inc. ....................................         991,546         1,182,031
      205,000  Varity Corporation, New+..........................       3,996,631         7,610,625
       20,000  Watts Industries, Inc., Class A...................         415,830           465,000
                                                                    -------------   ---------------
                                                                       60,253,699       114,978,062
                                                                    -------------   ---------------
               TELECOMMUNICATIONS -- 10.0%
       95,000  AT&T Corp. .......................................       3,840,156         6,151,250
      100,000  BC TELECOM Inc....................................       1,788,094         1,831,166
       80,000  BCE Inc...........................................       2,681,717         2,760,000
           11  BHI Corporation+..................................             176               173
        7,000  British Telecommunications plc, Sponsored ADR.....         450,422           395,500
       60,000  Cable & Wireless plc, Sponsored ADR...............       1,246,423         1,267,500
       40,000  Cincinnati Bell Inc. .............................         798,063         1,390,000
       10,000  Compania de Telecomunicaciones de Chile SA,
                 Sponsored ADR...................................         719,250           828,750
      141,000  C-TEC Corporation+................................       2,782,272         4,371,000
       30,000  C-TEC Corporation, Class B+.......................         463,817           915,000
      435,000  GTE Corporation...................................       8,750,659        19,140,000
       20,000  Hong Kong Telecommunications Ltd., Sponsored ADR..         316,300           355,000
        1,000  Hungarian Telephone & Cable Corp.+................          12,000            10,625
    1,020,000  Jamaica Telephone Ltd. ORD+.......................         101,641            89,372
       40,000  Lincoln Telecommunications Company................         593,225           845,000

                       See Notes to Financial Statements.

                         THE GABELLI EQUITY TRUST INC.

                               DECEMBER 31, 1995

                                                                                        MARKET
   SHARES                                                               COST             VALUE
-------------                                                       -------------   ---------------
COMMON STOCKS (CONTINUED)
               TELECOMMUNICATIONS (CONTINUED)
       10,000  Maritime Telegraph and Telephone Company,
                 Limited.........................................   $     162,919   $       145,578
       12,000  Motorola, Inc.....................................         225,900           684,000
       50,000  NYNEX Corporation.................................       2,038,358         2,700,000
       50,000  Pacific Telesis Group Inc.........................       1,515,115         1,681,250
      185,000  SBC Communications Inc............................       3,305,766        10,637,500
       10,000  Singapore Telecommunications Limited ORD..........          23,114            22,199
      495,000  Sprint Corporation................................       6,871,878        19,738,125
      296,100  STET-Societa Finanziaria Telefonica SpA, Sponsored
                 ADR.............................................       5,735,550         8,253,788
        4,000  Telecom Argentina Stet-France Telecom S.A.,
                 Sponsored ADR...................................         189,158           190,000
    2,500,000  Telecom Italia SpA, ORD...........................       2,893,657         3,893,442
      249,073  Telecomunicacoes Brasileiras SA (Telebras),
                 Sponsored ADR...................................       4,432,159        11,799,833
        5,927  Telecomunicacoes Brasileiras SA (Telebras),
                 Sponsored ADR, 144A(c)+.........................         333,613           280,792
       10,000  Telefonica de Argentina S.A., ADR, Class B........         274,045           272,500
       55,000  Telefonica de Espana, Sponsored ADR...............       1,880,319         2,303,125
       20,000  Telefonos De Mexico SA, Sponsored ADR.............         733,042           637,500
                                                                    -------------   ---------------
                                                                       55,158,808       103,589,968
                                                                    -------------   ---------------
               BROADCASTING -- 9.6%
       55,000  BHC Communications, Inc., Class A.................       2,691,792         5,197,500
       70,000  Capital Cities/ABC, Inc...........................       3,120,473         8,636,250
      316,313  Chris-Craft Industries, Inc.......................       4,690,339        13,680,537
      511,448  Chris-Craft Industries, Inc., Class B (a)+........       8,836,324        22,120,126
      250,000  Grupo Televisa S.A., GDR..........................       5,152,596         5,625,000
      125,000  Havas, Sponsored ADR..............................       2,399,506         2,453,125
       50,000  Liberty Corporation...............................       1,449,401         1,687,500
        3,000  LIN Television Corporation+.......................          28,855            89,250
      161,800  Outlet Communications, Inc., Class A+.............       1,817,787         7,645,050
      100,000  Television Broadcasting Ltd. ORD..................         396,239           356,288
      340,000  United Television, Inc. ..........................       9,771,669        30,685,000
       50,100  Westinghouse Electric Corp. ......................         822,892           826,650
                                                                    -------------   ---------------
                                                                       41,177,873        99,002,276
                                                                    -------------   ---------------
               FINANCIAL SERVICES -- 7.6%
      560,000  American Express Company..........................      10,199,405        23,170,000
       24,000  Banco Santander SA, ADR...........................       1,024,016         1,182,000
          260  Berkshire Hathaway Inc.+..........................         824,299         8,346,000
       30,000  Berliner Bank Aktiengesellschaft..................       6,004,015         7,646,444
       18,000  Commerzbank AG, Sponsored ADR.....................         715,857           841,500
      150,000  Deutsche Bank AG, Sponsored ADR+..................       6,224,445         7,087,500
       13,432  Financial Security Assurance Holdings Ltd.........         335,800           334,121
        5,000  Fund American Enterprises Holdings Inc. ..........         348,250           372,500
      201,100  GEICO Corporation.................................      13,858,893        14,051,863
       25,000  Hibernia Corporation..............................         198,750           268,750
       25,000  H&R Block Inc.....................................         935,871         1,012,500
       96,000  ITT Hartford Group Inc.+..........................       2,549,663         4,644,000
      150,000  Lehman Brothers Holdings Inc. ....................       3,412,259         3,187,500
       34,000  Midland Company...................................       1,023,956         1,670,250
       12,000  Morgan (J.P.) & Co. Incorporated..................         752,350           963,000
       60,000  Riggs National Corporation+.......................         552,538           780,000

                       See Notes to Financial Statements.

                         THE GABELLI EQUITY TRUST INC.

                               DECEMBER 31, 1995

                                                                                        MARKET
   SHARES                                                               COST             VALUE
-------------                                                       -------------   ---------------
COMMON STOCKS (CONTINUED)
               FINANCIAL SERVICES (CONTINUED)
       10,000  SunTrust Banks, Inc...............................   $     419,333   $       685,000
       50,000  Unitrin, Inc......................................       1,724,643         2,400,000
                                                                    -------------   ---------------
                                                                       51,104,343        78,642,928
                                                                    -------------   ---------------
               ENTERTAINMENT -- 3.9%
       25,000  Ascent Entertainment Group Inc.+..................         375,000           393,750
       29,000  Bay Meadows Operating Company.....................         498,410           424,125
      120,000  Gaylord Entertainment Company, Class A............       3,029,166         3,330,000
       50,000  GC Companies, Inc.+...............................         952,487         1,675,000
       10,000  GTECH Holdings Corporation+.......................         170,269           260,000
       12,000  PolyGram NV.......................................         315,663           630,000
      120,000  THORN EMI plc, Sponsored ADR......................       1,752,187         2,790,000
      285,000  Time Warner Inc...................................       7,708,213        10,794,375
       67,179  Todd-AO Corporation, Class A......................         183,215           520,637
      310,000  Viacom Inc., Class A+.............................       4,260,108        14,221,250
      115,000  Viacom Inc., Class B+.............................       2,815,713         5,448,125
                                                                    -------------   ---------------
                                                                       22,060,431        40,487,262
                                                                    -------------   ---------------
               WIRELESS COMMUNICATIONS -- 3.9%
      245,000  AirTouch Communications Inc.+.....................       5,604,056         6,921,250
      105,000  Allen Group Inc. .................................       1,191,791         2,349,375
       67,500  Associated Group, Inc., Class A+..................         354,616         1,274,063
       67,500  Associated Group, Inc., Class B+..................         354,616         1,282,500
       15,000  BCE Mobile Communications Inc.+...................         435,205           506,775
      175,000  Century Telephone Enterprises, Inc................         947,557         5,556,250
      110,000  COMSAT Corporation................................       2,150,688         2,048,750
       30,000  NEXTEL Communications, Inc., Class A+.............         388,497           442,500
       41,000  Securicor Group plc ORD...........................         611,606         1,069,706
        4,000  Securicor Group plc, Class A ORD..................          45,881            54,976
    3,500,000  Telecom Italia Mobile SpA+........................       3,245,693         6,168,033
      322,000  Telephone and Data Systems, Inc...................       3,135,658        12,719,000
                                                                    -------------   ---------------
                                                                       18,465,864        40,393,178
                                                                    -------------   ---------------
               CONSUMER PRODUCTS -- 3.5%
      250,000  American Brands, Inc..............................       9,665,519        11,156,250
       40,000  Brunswick Corporation.............................         536,042           960,000
      190,000  Carter-Wallace, Inc...............................       2,848,843         2,161,250
       68,000  Church & Dwight Co., Inc..........................       1,466,590         1,258,000
       23,500  Culbro Corporation+...............................         599,975         1,154,438
       10,000  Duracell International Inc........................         271,927           517,500
       30,000  Eastman Kodak Company.............................       1,775,864         2,010,000
       30,000  First Brands Corporation..........................         775,625         1,428,750
       24,000  Gillette Company..................................         691,975         1,251,000
        9,000  National Presto Industries, Inc...................         327,028           357,750
       26,715  Park-Ohio Industries, Inc.+.......................         310,560           430,779
      130,000  Ralston Purina Group..............................       4,104,254         8,108,750
       50,000  Scotts Company, Class A+..........................         833,295           968,750
       50,000  Tambrands Inc. ...................................       2,020,265         2,387,500
      100,000  Whitman Corporation...............................       1,082,376         2,325,000
                                                                    -------------   ---------------
                                                                       27,310,138        36,475,717
                                                                    -------------   ---------------
               FOOD AND BEVERAGE -- 3.3%
       13,040  Brau und Brunnen..................................       2,572,668         1,973,278
       30,000  Campbell Soup Company.............................         870,925         1,800,000
       65,000  Coca-Cola Enterprises Inc.........................         874,044         1,738,750

                       See Notes to Financial Statements.

                         THE GABELLI EQUITY TRUST INC.

                               DECEMBER 31, 1995

                                                                                        MARKET
   SHARES                                                               COST             VALUE
-------------                                                       -------------   ---------------
COMMON STOCKS (CONTINUED)
               FOOD AND BEVERAGE (CONTINUED)
       50,000  Dole Food Company, Inc. ..........................   $   1,299,337   $     1,750,000
      200,000  Fomento Economico Mexicano SA, ADR................         607,500           450,000
       34,000  General Mills, Inc................................         729,062         1,963,500
       20,000  Guinness plc, Sponsored ADR.......................         729,363           730,000
       45,000  Kellogg Company...................................       2,393,384         3,476,250
       10,000  LVHM Moet Hennessy Louis Vuitton, Sponsored ADR...         371,125           418,750
       90,000  PepsiCo, Inc......................................       3,003,421         5,028,750
      140,000  Quaker Oats Company...............................       4,316,866         4,830,000
       40,000  Ralcorp Holdings, Inc.+...........................       1,737,776           970,000
      100,000  Seagram Company Ltd...............................       2,713,688         3,462,500
       20,100  Tootsie Roll Industries, Inc......................         671,995           796,463
       95,000  Wrigley (Wm.) Jr. Company.........................       4,138,239         4,987,500
                                                                    -------------   ---------------
                                                                       27,029,393        34,375,741
                                                                    -------------   ---------------
               DIVERSIFIED INDUSTRIAL -- 3.2%
       40,000  GATX Corporation..................................         673,434         1,945,000
      100,000  ITT Corporation, New+.............................       2,776,410         5,300,000
      122,500  ITT Industries Inc................................       1,795,027         2,940,000
      400,000  Lamson & Sessions Co.+............................       2,511,294         3,100,000
       60,000  Lawter International, Inc.........................         632,883           697,500
      105,000  Minnesota Mining and Manufacturing Company........       5,766,689         6,956,250
      105,000  National Service Industries, Inc..................       2,325,133         3,399,375
      100,000  Tenneco Inc.......................................       4,600,898         4,962,500
       43,000  Thomas Industries Inc.............................         617,782         1,010,500
       90,000  Trinity Industries, Inc. .........................       1,543,169         2,835,000
      100,000  Tyler Corporation+................................         354,618           275,000
                                                                    -------------   ---------------
                                                                       23,597,337        33,421,125
                                                                    -------------   ---------------
               CABLE -- 3.1%
       92,900  Cablevision Systems Corporation, Class A+.........       5,312,996         5,039,825
       35,000  CANAL+, Sponsored ADR.............................       1,153,125         1,303,750
       65,000  Comcast Corporation, Class A......................       1,009,207         1,145,625
       68,125  Comcast Corporation, Class A Special..............         655,333         1,239,023
      203,036  International Family Entertainment, Inc., Class
                 B+..............................................       3,359,503         3,324,715
       10,000  Shaw Cable Systems, Ltd., Class B, Conv...........          61,583            63,175
       40,000  Shaw Communications Inc., Class B, Conv...........         382,635           252,701
      462,125  Tele-Communications, Inc., Class A+...............       6,987,472         9,184,734
      350,000  Tele-Communications, Inc./Liberty Media Group,
                 Class A+........................................       8,114,871         9,406,250
        5,000  Tele-Communications International, Inc., Class
                 A+..............................................         128,169           113,750
       85,000  US WEST Media Group+..............................       1,583,987         1,615,000
                                                                    -------------   ---------------
                                                                       28,748,881        32,688,548
                                                                    -------------   ---------------
               AUTOMOTIVE: PARTS AND ACCESSORIES -- 3.0%
       34,000  APS Holding Corporation, Class A+.................         527,000           765,000
       50,000  Echlin Inc........................................         832,050         1,825,000
      110,000  Genuine Parts Company.............................       4,078,485         4,510,000
      225,000  Handy & Harman....................................       3,219,241         3,712,500
      110,000  Johnson Controls, Inc. ...........................       3,093,027         7,562,500
      320,000  Modine Manufacturing Company......................       3,471,765         7,680,000
       26,000  Pep Boys - Manny, Moe & Jack......................         490,300           666,250
       12,000  Quaker State Corporation..........................         170,738           151,500
       25,000  Republic Automotive Parts, Inc.+..................         185,983           321,875

                       See Notes to Financial Statements.

                         THE GABELLI EQUITY TRUST INC.

                               DECEMBER 31, 1995

                                                                                        MARKET
   SHARES                                                               COST             VALUE
-------------                                                       -------------   ---------------
COMMON STOCKS (CONTINUED)
               AUTOMOTIVE: PARTS AND ACCESSORIES (CONTINUED)
       40,000  SPX Corporation...................................   $     866,938   $       635,000
      120,000  Standard Motor Products, Inc. ....................         818,500         1,800,000
       30,000  Wynn's International, Inc.........................         420,462           888,750
                                                                    -------------   ---------------
                                                                       18,174,489        30,518,375
                                                                    -------------   ---------------
               PUBLISHING -- 2.7%
       50,000  Independent Newspapers plc ORD....................         243,202           309,047
       12,000  McGraw-Hill Companies, Inc. ......................         707,700         1,045,500
      475,000  Media General, Inc., Class A......................       9,192,664        14,428,125
       70,000  Meredith Corporation..............................       2,051,939         2,931,250
      180,002  New York Times Company, Class A...................       2,473,406         5,332,559
        5,000  News Corporation Limited, ADS.....................          54,120           106,875
      299,000  Oriental Press Group ORD+.........................         161,077            90,870
        2,024  Pearson plc ORD...................................          20,058            19,598
       46,000  Reader's Digest Association, Inc., Class B........       1,806,980         2,173,500
      200,000  South China Morning Post Holdings ORD.............         117,763           122,212
      230,000  Western Publishing Group, Inc.+...................       3,633,014         1,811,250
                                                                    -------------   ---------------
                                                                       20,461,923        28,370,786
                                                                    -------------   ---------------
               ENERGY -- 1.8%
       34,000  Apache Corporation................................         844,013         1,003,000
       40,000  Atlantic Richfield Company........................       4,327,841         4,430,000
       52,500  British Petroleum Company plc, ADR................       2,431,319         5,361,563
      115,000  Burlington Resources Inc. ........................       5,340,447         4,513,750
       10,000  Chevron Corporation...............................         427,525           525,000
       25,000  Halliburton Company...............................       1,115,229         1,265,625
      255,000  Kaneb Services, Inc.+.............................       1,350,008           573,750
       50,000  Santa Fe Energy Resources, Inc.+..................         478,875           481,250
                                                                    -------------   ---------------
                                                                       16,315,257        18,153,938
                                                                    -------------   ---------------
               BUSINESS SERVICES -- 1.7%
       58,000  BBN Corporation+..................................       2,189,256         2,385,250
       20,000  Honeywell, Inc. ..................................         926,000           972,500
      125,000  International Business Machines Corporation.......       6,188,440        11,468,750
      125,000  Landauer, Inc. ...................................         809,065         2,718,750
                                                                    -------------   ---------------
                                                                       10,112,761        17,545,250
                                                                    -------------   ---------------
               AUTOMOTIVE -- 1.6%
      290,000  General Motors Corporation........................       9,175,358        15,333,750
       30,000  Harley Davidson, Inc..............................         298,350           862,500
                                                                    -------------   ---------------
                                                                        9,473,708        16,196,250
                                                                    -------------   ---------------
               RETAIL -- 1.4%
       25,000  Crown Books Corporation+..........................         284,112           306,250
       65,000  Earl Scheib, Inc.+................................         630,956           503,750
       70,000  General Host Corporation+.........................         477,775           280,000
       35,000  Lillian Vernon Corporation........................         438,849           468,125
      415,000  Neiman Marcus Group, Inc.+........................       5,923,770         9,752,500
      100,000  Revco D.S. Inc., New+.............................       2,755,000         2,825,000
                                                                    -------------   ---------------
                                                                       10,510,462        14,135,625
                                                                    -------------   ---------------
               METALS AND MINING -- 1.3%
       15,000  Barrick Gold Corporation..........................         403,375           395,625
      380,800  Magma Copper Company+.............................      10,588,541        10,614,800
       20,000  Newmont Gold Company..............................         800,047           875,000

                       See Notes to Financial Statements.

                         THE GABELLI EQUITY TRUST INC.

                               DECEMBER 31, 1995

                                                                                        MARKET
   SHARES                                                               COST             VALUE
-------------                                                       -------------   ---------------
COMMON STOCKS (CONTINUED)
               METALS AND MINING (CONTINUED)
       70,000  Pegasus Gold Inc.+................................   $   1,131,666   $       971,250
       10,000  Placer Dome Inc...................................         175,163           241,250
                                                                    -------------   ---------------
                                                                       13,098,792        13,097,925
                                                                    -------------   ---------------
               HEALTH CARE -- 1.2%
       20,000  Amgen Inc.+.......................................         366,444         1,187,500
        6,500  Biogen, Inc.+.....................................         181,025           399,750
       70,000  Johnson & Johnson.................................       3,110,849         5,993,750
       24,000  Mallinckrodt Group, Inc. .........................         710,919           873,000
       20,000  Pfizer Inc. ......................................         639,063         1,260,000
       54,000  Sandoz Ltd., Sponsored ADR........................         973,438         2,463,750
                                                                    -------------   ---------------
                                                                        5,981,738        12,177,750
                                                                    -------------   ---------------
               CONSUMER SERVICES -- 1.0%
      450,000  Rollins, Inc......................................       4,479,713         9,956,250
       20,000  Sierra On-Line, Inc.+.............................         158,303           575,000
                                                                    -------------   ---------------
                                                                        4,638,016        10,531,250
                                                                    -------------   ---------------
               HOTELS/CASINOS -- 0.8%
      100,000  Hilton Hotels Corporation.........................       5,464,111         6,150,000
       50,000  Mirage Resorts, Incorporated+.....................         532,231         1,725,000
                                                                    -------------   ---------------
                                                                        5,996,342         7,875,000
                                                                    -------------   ---------------
               SPECIALTY CHEMICAL -- 0.6%
       20,000  CBI Industries Inc................................         673,500           657,500
       39,000  E.I. du Pont de Nemours and Company...............       2,554,500         2,725,125
       70,000  Ferro Corporation.................................       1,190,187         1,627,500
       36,000  Pratt & Lambert, Inc. ............................         523,025         1,255,500
                                                                    -------------   ---------------
                                                                        4,941,212         6,265,625
                                                                    -------------   ---------------
               AIRLINES -- 0.6%
       82,000  AMR Corporation+..................................       5,409,579         6,088,500
                                                                    -------------   ---------------
               AVIATION: PARTS AND SERVICES -- 0.6%
       25,000  Boeing Co. .......................................       1,646,303         1,959,375
       50,000  Curtiss-Wright Corporation........................       2,491,103         2,687,500
      145,000  Hi-Shear Industries Inc.+.........................       2,317,757         1,051,250
        2,300  Precision Castparts Corp. ........................          85,215            91,425
                                                                    -------------   ---------------
                                                                        6,540,378         5,789,550
                                                                    -------------   ---------------
               ELECTRONICS -- 0.5%
        2,000  Hitachi, Ltd., ADR................................         171,183           201,000
        1,500  Matsushita Electric Industrial Co. Ltd., ADR......         178,325           246,750
        1,500  NEC Corp., ADR....................................          43,625            91,500
       95,000  Philips Electronics N.V., New York................       1,260,404         3,408,125
       20,000  Sony Corporation..................................       1,057,068         1,227,500
                                                                    -------------   ---------------
                                                                        2,710,605         5,174,875
                                                                    -------------   ---------------
               COUNTRY/CLOSED-END FUNDS -- 0.3%
       59,000  Central European Equity Fund Inc..................         734,956           966,125
       70,000  Emerging Germany Fund Inc.........................         512,662           507,500
       25,000  France Growth Fund, Inc. .........................         246,844           246,875
       34,250  Italy Fund, Inc...................................         300,170           261,156
       70,000  New Germany Fund..................................         767,349           813,750
       43,601  Royce Value Trust, Inc. ..........................         482,372           523,208
                                                                    -------------   ---------------
                                                                        3,044,353         3,318,614
                                                                    -------------   ---------------

                       See Notes to Financial Statements.

                         THE GABELLI EQUITY TRUST INC.

                               DECEMBER 31, 1995

                                                                                        MARKET
   SHARES                                                               COST             VALUE
-------------                                                       -------------   ---------------
COMMON STOCKS (CONTINUED)
               AGRICULTURE -- 0.1%
       70,000  Archer Daniels Midland Co.........................   $   1,181,663   $     1,260,000
                                                                    -------------   ---------------
               TRANSPORTATION -- 0.1%
       11,000  Florida East Coast Industries, Inc. ..............         523,108           750,750
                                                                    -------------   ---------------
               REAL ESTATE -- 0.0%
       16,667  Castle & Cooke Inc.+..............................         205,658           279,166
                                                                    -------------   ---------------
TOTAL COMMON STOCKS..............................................     494,226,811       811,584,034
                                                                    -------------   ---------------
PREFERRED STOCKS -- 2.1%
               METALS AND MINING -- 1.2%
       30,000  Magma Copper Company, Series D, 5.625%, Conv.
                 Pfd. ...........................................       2,871,657         2,883,750
       97,500  Magma Copper Company, Series E, 6.000%, Conv.
                 Pfd.............................................       9,729,650         9,786,562
                                                                    -------------   ---------------
                                                                       12,601,307        12,670,312
                                                                    -------------   ---------------
               AUTOMOTIVE -- 0.5%
       75,000  General Motors Corporation, Depositary Shares,
                 $3.25, Pfd......................................       3,750,000         5,493,750
                                                                    -------------   ---------------
               CONSUMER PRODUCTS -- 0.2%
       34,000  Fieldcrest Cannon, Inc., Series A, 6.000%, Conv.
                 Pfd., 144A(c)...................................       1,877,500         1,513,000
                                                                    -------------   ---------------
               TELECOMMUNICATIONS -- 0.1%
       18,000  Sprint Corporation, 8.250%, Conv. Pfd. ...........         573,750           684,000
    2,130,723  Telecomunicacoes de Sao Paulo SA (Telesp), Pfd.,
                 Registered......................................         261,253           313,487
                                                                    -------------   ---------------
                                                                          835,003           997,487
                                                                    -------------   ---------------
               CABLE -- 0.1%
        8,000  Tele-Communications, Inc., Class B, 6.000%, Ex.
                 Jr. Pfd. .......................................         408,017           564,000
                                                                    -------------   ---------------
               DIVERSIFIED INDUSTRIAL -- 0.0%
        3,500  GATX Corporation, 3.875%, Conv. Pfd. .............         185,600           201,250
                                                                    -------------   ---------------
TOTAL PREFERRED STOCKS...........................................      19,657,427        21,439,799
                                                                    -------------   ---------------

  PRINCIPAL
   AMOUNT
-------------
CORPORATE BONDS -- 3.8%
               ENTERTAINMENT -- 3.4%
$  24,190,850  Time Warner Inc., Conv. Sub. Deb., 8.750% due
                 01/10/2015......................................      25,363,863        25,037,530
    2,400,000  Time Warner Inc., Deb., 8.110% due 08/15/2006.....       2,407,265         2,583,000
    2,400,000  Time Warner Inc., Deb., 8.180% due 08/15/2007.....       2,398,284         2,607,000
    2,000,000  Time Warner Inc., Floating Rate Note, 6.838% due
                 08/15/2000......................................       2,018,671         2,000,000
    1,200,000  Time Warner Inc., Note, 7.975% due 08/15/2004.....       1,194,652         1,272,000
    1,575,000  Viacom Inc., Ex. Sub. Deb., 8.000% due
                 07/07/2006......................................       1,017,844         1,630,125
                                                                    -------------   ---------------
                                                                       34,400,579        35,129,655
                                                                    -------------   ---------------
               INDUSTRIAL EQUIPMENT AND SUPPLIES -- 0.3%
    3,300,000  Nortek, Inc., Sr. Sub. Note, 9.875% due
                 03/01/2004......................................       3,256,920         3,052,500
                                                                    -------------   ---------------

                       See Notes to Financial Statements.

                         THE GABELLI EQUITY TRUST INC.

                               DECEMBER 31, 1995

  PRINCIPAL
   AMOUNT
-------------
CORPORATE BONDS (CONTINUED)
               PUBLISHING -- 0.1%
$     200,000  News American Holdings Incorporated, Gtd. Ex. Sub.
                 Note, Zero Coupon due 03/31/2002................   $     124,637   $       186,250
    1,000,000  Thomas Nelson Inc., Conv. Sub. Note, 5.750% due
                 11/30/1999......................................         990,000           926,250
                                                                    -------------   ---------------
                                                                        1,114,637         1,112,500
                                                                    -------------   ---------------
               AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.0%
      500,000  GenCorp Inc., Conv. Sub. Deb., 8.000% due
                 08/01/2002......................................         490,000           502,500
                                                                    -------------   ---------------
               BROADCASTING -- 0.0%
  FRF 125,000  Havas, Conv. Bonds, Payment-in-kind, 3.000% due
                 12/31/1997......................................          26,357            31,364
                                                                    -------------   ---------------
TOTAL CORPORATE BONDS............................................      39,288,493        39,828,519
                                                                    -------------   ---------------
U.S. TREASURY BILLS -- 15.2%
$ 158,500,000  4.880% to 5.350%++
                 due 01/11/1996 -- 05/30/1996(d).................     157,229,690       157,229,690
                                                                    -------------   ---------------
REPURCHASE AGREEMENT -- 0.8%
    7,856,000  Agreement with Salomon Inc., 5.920% dated
                 12/29/1995, to be repurchased at $7,861,168 on
                 01/02/1996, collateralized by $7,382,000 U.S.
                 Treasury Bonds, 7.875% due 01/15/1998 (value
                 $8,127,684).....................................       7,856,000        7,856,000
                                                                    -------------   --------------
TOTAL INVESTMENTS......................................... 100.4%   $718,258,421(b)  1,037,938,042
                                                                    =============
OTHER ASSETS AND LIABILITIES (NET)........................  (0.4)                       (3,847,334)
                                                          -------                   --------------
NET ASSETS................................................ 100.0%                   $1,034,090,708
                                                          =======                   ==============

---------------

 (a)  Security fair valued under procedures established by the Board of Directors.
 (b)  Aggregate cost for Federal tax purposes was $718,264,688. Net unrealized appreciation for Federal tax purposes was $319,673,354 (gross unrealized appreciation was $334,596,589 and gross unrealized depreciation was $14,923,235).
 (c)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (d)  Securities pledged as collateral for futures contracts.
   +  Non-income producing security
  ++  Represents annualized yield at date of purchase.
 ADR  -- American Depositary Receipt, ADS--American Depositary Share, FRF--French Franc,
 GDR  -- Global Depositary Receipt, ORD--Ordinary Share

FUTURES CONTRACTS--SHORT POSITION

  NUMBER OF                                                                           UNREALIZED
  CONTRACTS                                                                          APPRECIATION
-------------                                                                       ---------------
          310  S&P 500 Index Futures, March 1996.................................   $       266,686
                                                                                      =============

                       See Notes to Financial Statements.

                         THE GABELLI EQUITY TRUST INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1995

ASSETS:
  Investments, at value (Cost $718,258,421)
     See accompanying portfolio:
  Investment securities...........................................                $  872,852,352
  U.S. Government obligations.....................................                   157,229,690
  Repurchase agreement............................................                     7,856,000
                                                                                  --------------
                                                                                   1,037,938,042
  Cash and foreign currency (Cost $697,098).......................                       689,418
  Dividends receivable............................................                     1,205,898
  Interest receivable.............................................                       923,571
                                                                                  --------------
          Total Assets............................................                 1,040,756,929
                                                                                  --------------
LIABILITIES:
  Payable for investment securities purchased.....................  $4,625,265
  Payable for investment advisory fee.............................     896,538
  Rights Offering expenses payable................................     364,473
  Variation Margin................................................     108,500
  Accrued Directors' fees.........................................      35,000
  Accrued expenses and other payables.............................     636,445
                                                                    ----------
          Total Liabilities.......................................                     6,666,221
                                                                                  --------------
NET ASSETS for 103,919,670 shares outstanding.....................                $1,034,090,708
                                                                                   =============
NET ASSETS CONSIST OF:
  Common stock at par value.......................................                $      103,920
  Additional paid-in capital......................................                   714,321,114
  Distributions in excess of net realized gain on investments.....                      (272,953)
  Net unrealized appreciation of investments......................                   319,938,627
                                                                                  --------------
          Total Net Assets........................................                $1,034,090,708
                                                                                   =============
NET ASSET VALUE ($1,034,090,708 / 103,919,670 shares outstanding;
  200,000,000 shares authorized of $0.001 par value)..............                         $9.95
                                                                                           =====


                       See Notes to Financial Statements.

                         THE GABELLI EQUITY TRUST INC.

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of $375,961).......                  $ 12,658,485
  Interest.......................................................                     9,705,952
                                                                                   ------------
          Total Investment Income................................                    22,364,437
                                                                                   ------------
EXPENSES:
  Investment advisory fee........................................   $9,060,694
  Shareholder communications expense.............................      723,146
  Transfer agent fees............................................      428,273
  Custodian fees.................................................      241,553
  Directors' fees................................................      123,598
  Payroll........................................................       93,410
  Legal and audit fees...........................................       79,039
  Other..........................................................      202,803
                                                                    ----------
          Total Expenses.........................................                    10,952,516
                                                                                   ------------
NET INVESTMENT INCOME............................................                    11,411,921
                                                                                   ------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
  Net realized gain/(loss) on:
     Securities transactions.....................................                    73,731,906
     Futures transactions........................................                   (24,751,245)
     Foreign currency transactions...............................                         8,516
                                                                                   ------------
  Net realized gain on investments during the year...............                    48,989,177
                                                                                   ------------
  Net change in unrealized appreciation/depreciation of:
     Securities..................................................                   106,527,253
     Futures transactions........................................                     1,644,866
     Foreign currency and other assets and liabilities...........                       (52,267)
                                                                                   ------------
  Net change in unrealized appreciation/depreciation of
     investments during the year.................................                   108,119,852
                                                                                   ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS..................                   157,109,029
                                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............                  $168,520,950
                                                                                    ===========

                       See Notes to Financial Statements.

                         THE GABELLI EQUITY TRUST INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                       YEAR            YEAR
                                                                      ENDED           ENDED
                                                                     12/31/95        12/31/94
                                                                  --------------   ------------
Net investment income...........................................  $   11,411,921   $ 11,585,624
Net realized gain on investments during the year................      48,989,177     32,781,619
Net change in unrealized appreciation/depreciation of
  investments during the year...................................     108,119,852    (39,475,647)
                                                                  --------------   ------------
Net increase in net assets resulting from operations............     168,520,950      4,891,596
Distributions to shareholders:(a)
     Net investment income......................................     (11,329,129)   (11,514,882)
     Net realized gain on investments...........................     (48,989,177)   (31,614,199)
     Distributions in excess of net realized gains..............      (2,258,315)       --
     Paid-in capital............................................     (33,224,640)  (112,954,633)
Net increase in net assets from Equity Trust share
  transactions..................................................     136,178,420     38,611,705
                                                                  --------------   ------------
Net increase/(decrease) in net assets...........................     208,898,109   (112,580,413)
NET ASSETS:
Beginning of year...............................................     825,192,599    937,773,012
                                                                  --------------   ------------
End of year.....................................................  $1,034,090,708   $825,192,599
                                                                   =============    ===========

---------------
(a) Distributions relating to The Gabelli Global Multimedia Trust Inc. spin-off for the year ended December 31, 1994 from net investment income, realized short-term gains and paid-in capital were $5,507,685, $2,660,988 and $56,314,066, respectively.

                       See Notes to Financial Statements.

                         THE GABELLI EQUITY TRUST INC.

                              FINANCIAL HIGHLIGHTS
    PER SHARE AMOUNTS FOR AN EQUITY TRUST SHARE OUTSTANDING THROUGHOUT EACH
                         PERIOD/YEAR ENDED DECEMBER 31,

                           1986*      1987      1988      1989      1990      1991      1992    1993(a)   1994(a)       1995(a)
                          --------  --------  --------  --------  --------  --------  --------  --------  --------     ----------
Operating performance:
Net asset value,
  beginning of year...... $   9.35  $   9.40  $   9.82  $  11.22  $  13.34  $  10.49  $  10.61  $  10.58  $  11.23     $     9.46
                          --------  --------  --------  --------  --------  --------  --------  --------  --------     ----------
Net investment income....     0.10      0.16      0.14      0.38      0.44      0.27      0.19      0.14      0.14           0.13
Net realized and
  unrealized gain/(loss)
  on investments.........   (0.04)      0.89     2.32+     3.26+    (2.11)      1.37      1.21      2.13     (0.08)          1.74
Provision for income
  taxes..................    --        --       (0.09)    (0.21)     --        --        --        --        --            --
                          --------  --------  --------  --------  --------  --------  --------  --------  --------     ----------
Total from investment
  operations.............     0.06      1.05      2.37      3.43    (1.67)      1.64      1.40      2.27      0.06           1.87
Increase/(decrease) in
  net asset value from
  Equity Trust share
  transactions...........    --         0.01      0.02     --        --       (0.42)    (0.36)    (0.50)    --             (0.37)
Offering expenses charged
  to capital surplus.....    (0.01)    --        --        --        --       (0.01)    (0.01)    (0.01)    --             (0.01)
Distributions to
  shareholders from:
    Net investment
      income.............    --       (0.19)    (0.21)    (0.29)    (0.53)    (0.27)    (0.19)    (0.11)  (0.14)(b)        (0.13)
    Distributions in
      excess of net
      investment
      income.............    --        --        --        --        --        --        --        --        --            --
    Net realized gains...    --       (0.45)    (0.78)    (1.02)    (0.23)    (0.14)    (0.38)    (0.77)   (0.37)          (0.47)
    Distributions in
      excess of net
      realized gains.....    --        --        --        --        --        --        --       (0.02)    --             (0.02)
    Paid-in capital......    --        --        --        --       (0.42)    (0.68)    (0.49)    (0.21)  (1.32)(b)        (0.38)
                          --------  --------  --------  --------  --------  --------  --------  --------  --------     ----------
Total distributions......    --       (0.64)    (0.99)    (1.31)    (1.18)    (1.09)    (1.06)    (1.11)    (1.83)         (1.00)
                          --------  --------  --------  --------  --------  --------  --------  --------  --------     ----------
Net asset value, end of
  year................... $   9.40  $   9.82  $  11.22  $  13.34  $  10.49  $  10.61  $  10.58  $  11.23  $   9.46     $     9.95
                          ========  ========  ========  ========  ========  ========  ========  ========  ========      =========
Market value, end of
  year................... $  8.625  $  7.625  $  9.875  $ 14.000  $ 10.500  $ 10.125  $ 10.250  $ 12.125  $  9.625     $    9.375
                          ========  ========  ========  ========  ========  ========  ========  ========  ========      =========
Total Investment
  Return**...............  (13.8)%    (0.9)%     37.8%     59.0%   (16.7)%     10.9%     15.9%     36.5%    (5.1)%          11.7%
                          ========  ========  ========  ========  ========  ========  ========  ========  ========      =========
Net Asset Value Total
  Return***..............     0.5%     17.1%     21.5%     33.2%   (12.7)%     16.2%     14.2%     22.4%      0.5%          20.6%
                          ========  ========  ========  ========  ========  ========  ========  ========  ========      =========
Ratios to average net
  assets/supplemental
  data:
Net assets, end of year
  (in 000's)............. $413,760  $429,490  $484,792  $589,990  $479,863  $595,151  $725,263  $937,773  $825,193     $1,034,091
    Net investment
      income.............  2.89%++     1.50%     1.36%     2.82%     3.84%     2.34%     1.88%     1.25%     1.29%          1.26%
    Operating expenses...  1.24%++     1.24%     1.25%     1.18%     1.18%     1.24%     1.22%     1.20%     1.19%          1.21%
Portfolio turnover
  rate...................    58.8%     96.5%     51.5%     28.1%     15.5%     11.2%     12.5%     24.4%     22.2%          25.1%

---------------

     * The Equity Trust commenced operations on August 21, 1986.
    ** Based on market value per share, adjusted for reinvestment of distributions and taxes, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholder.
   *** Based on net asset value per share, adjusted for reinvestment of distributions and taxes, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholder.
     + Before provision for income taxes.
    ++ Annualized.
   (a) Per share amounts have been calculated using the monthly average shares outstanding method.
  (b) A distribution equivalent to $0.75 per share for The Gabelli Global Multimedia Trust Inc. spin-off from net investment income, realized short-term gains, and paid-in capital were $0.064, $0.031 and $0.655, respectively.

                       See Notes to Financial Statements.

                         THE GABELLI EQUITY TRUST INC.

                         NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

     The Gabelli Equity Trust Inc. ("Equity Trust") is a closed-end, non-diversified management investment company organized as a Maryland corporation and registered under the Investment Company Act of 1940, as amended (the "1940 Act") whose primary objective is long-term growth of capital. The Equity Trust had no operations until August 11, 1986, when it sold 10,696 shares of common stock to Gabelli Funds, Inc. (the "Adviser") for $100,008. Investment operations commenced on August 21, 1986. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     The following is a summary of significant accounting policies followed by the Equity Trust in the preparation of its financial statements.

     Security Valuation. Portfolio securities which are traded on a stock exchange or NASDAQ National Market System are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between closing bid and asked prices. Other over-the-counter securities are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, as determined by the Adviser. Securities traded primarily on foreign exchanges are valued at the closing price immediately prior to the close of the New York Stock Exchange of such securities on their respective exchanges or markets. Securities and assets for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Board of Directors of the Equity Trust. Short-term investments that mature in more than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market on that security. Short-term investments that mature in 60 days or fewer are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value. Debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors.

     Repurchase Agreements. The Equity Trust may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Equity Trust takes possession of an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Equity Trust to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Equity Trust's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Equity Trust's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligation, including interest. The Equity Trust bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Equity Trust is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Equity Trust seeks to assert its rights. The Adviser, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Equity Trust enters into repurchase agreements to evaluate potential risks.

     Futures Contracts. The Equity Trust may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Equity Trust's investments. Upon entering into a futures contract, the Equity Trust is required to deposit with the broker an amount of cash or cash equivalents

                         THE GABELLI EQUITY TRUST INC.

equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Equity Trust each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gains or losses. The Equity Trust recognizes a realized gain or loss when the contract is closed. The net unrealized appreciation/depreciation is shown in the financial statements.

     There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk the Equity Trust may not be able to enter into a closing transaction because of an illiquid secondary market.

     Foreign Currency. The books and records of the Equity Trust are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in unrealized appreciation/depreciation of foreign currency and other assets and liabilities. Unrealized gains and losses of securities, which result from changes in foreign exchange rates as well as changes in market prices of securities, have been included in unrealized appreciation/depreciation of investment securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Equity Trust and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) from investment securities sold.

     Securities Transactions and Investment Income. Securities transactions are accounted for as of the trade date with realized gain or loss on investments determined using specific identification as the cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned.

     Dividends and Distributions to Shareholders. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Equity Trust, temporary differences and differing characterization of distributions made by the Equity Trust.

     Permanent differences incurred during the year ended December 31, 1995 resulting from different book and tax accounting policies for currency gains and losses and capital gain distributions, are reclassified between net investment income and net realized gains at year end. The reclassifications for the year ended December 31, 1995 were a decrease in undistributed net investment income of $82,792 and a decrease in distributions in excess of net realized gain on investments of $82,792. Paid-in capital was reduced by $33,224,640 due to a tax basis return of capital.

     Provision for Income Taxes. The Equity Trust has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

                         THE GABELLI EQUITY TRUST INC.

2.  AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

     The Equity Trust has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Equity Trust will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis, to 1.00 percent of the value of the Equity Trust's average weekly net assets. In accordance with the Advisory Agreement, the Adviser manages the Equity Trust's portfolio, makes investment decisions for the Equity Trust, places orders to purchase and sell securities of the Equity Trust and oversees the administration of all aspects of the Equity Trust's business and affairs.

     During the year ended December 31, 1995, Gabelli & Company, Inc. ("Gabelli & Company") and its affiliates received $90,468 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Equity Trust.

     In connection with the 1995 Rights Offering, holders of unexercised rights to purchase shares of the Equity Trust's common stock ("Rights") were permitted to instruct the Subscription Agent to sell such Rights on their behalf. The Subscription Agent was permitted to effect such sales through Gabelli & Company, unless the Subscription Agent was able to negotiate a lower commission rate with an independent broker. Total commissions from sales of Rights effected by the Subscription Agent through Gabelli & Company amounted to $122,614.

3.  PORTFOLIO SECURITIES

     Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $205,184,405 and $274,920,190, respectively, for the year ended December 31, 1995.

4.  CAPITAL

     Common stock transactions were as follows:

                                                     YEAR ENDED                    YEAR ENDED
                                                      12/31/95                     12/31/94**
                                             --------------------------     ------------------------
                                               SHARES         AMOUNT         SHARES        AMOUNT
                                             ----------    ------------     ---------    -----------
Shares issued via rights offering*........   14,931,430    $118,877,097        --            --
Shares issued due to reinvestment of
  dividends and distributions.............    1,764,509      17,301,323     3,750,021    $38,611,705
                                             ----------    ------------     ---------    -----------
Net increase..............................   16,695,939    $136,178,420     3,750,021    $38,611,705
                                              =========     ===========      ========     ==========

---------------

 * On October 19, 1995 the Equity Trust distributed one transferable Right for each of the 89,588,286 shares outstanding to shareholders of record on that date entitling each shareholder to acquire with six Rights one newly issued share of Common Stock at the issue price of $8.00 per share. Stock issuance costs, which totalled approximately $639,288, were charged directly against the proceeds of the offering.

** Estimated stock issuance costs relating to the July 14, 1993 Rights Offering, which totaled approximately $650,511, were charged directly against the proceeds of the offering on July 14, 1993. During the year ended December 31, 1994, the estimated stock issuance costs exceeded the actual stock issuance costs by $109,131. Therefore, additional paid-in capital has been increased by this amount in 1994.

                         THE GABELLI EQUITY TRUST INC.

             QUARTERLY RESULTS OF INVESTMENT OPERATIONS (UNAUDITED)

              Shown in thousands of dollars and per common share:

                                                                  NET REALIZED
                                                                 AND UNREALIZED             NET
                              TOTAL               NET            GAIN/(LOSS) ON      INCREASE/(DECREASE)
                           INVESTMENT         INVESTMENT        INVESTMENTS AND        IN NET ASSETS
                             INCOME             INCOME          NET OTHER ASSETS      FROM OPERATIONS
                         ---------------    ---------------    ------------------    ------------------
1995--QUARTER ENDED
  12/31/95............   $5,640    $0.06    $2,860    $0.03    $ 16,301    $ 0.15    $ 19,161    $ 0.18
  09/30/95............    5,236     0.06     2,371     0.03      62,752      0.70      65,123      0.73
  06/30/95............    6,110     0.07     3,448     0.04      37,620      0.43      41,068      0.47
  03/31/95............    5,378     0.06     2,733     0.03      40,436      0.46      43,169      0.49
1994--QUARTER ENDED
  12/31/94............    5,395     0.06     2,801     0.03     (25,113)    (0.29)    (22,312)    (0.26)
  09/30/94............    5,936     0.07     3,190     0.04      50,303      0.59      53,493      0.63
  06/30/94............    5,895     0.07     3,306     0.04      (2,277)    (0.03)      1,029      0.01
  03/31/94............    5,032     0.06     2,289     0.03     (29,607)    (0.35)    (27,318)    (0.32)

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of The Gabelli Equity Trust Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Equity Trust Inc. (the "Equity Trust") at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the nine years in the period then ended and for the period August 21, 1986 (commencement of operations) through December 31, 1986, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Equity Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
February 13, 1996

                         THE GABELLI EQUITY TRUST INC.
                   FEDERAL INCOME TAX INFORMATION (UNAUDITED)
                               CALENDAR YEAR 1995

CASH DIVIDENDS AND DISTRIBUTIONS

                          TOTAL AMOUNT       ORDINARY       RETURN       LONG-TERM        DIVIDEND
PAYABLE       RECORD          PAID          INVESTMENT        OF          CAPITAL       REINVESTMENT
  DATE         DATE         PER SHARE         INCOME       CAPITAL         GAINS           PRICE
--------     --------     -------------     ----------     --------     -----------     ------------
03/28/95     03/14/95         $0.25          $ 0.0636      $0.1864             --         $ 9.7000
06/27/95     06/13/95          0.25            0.0636       0.1864             --           9.9204
12/21/95     12/15/95          0.50            0.0017       0.0052        $0.4931           9.5732
                             ------         ----------     --------     -----------
                              $1.00          $ 0.1289      $0.3780        $0.4931

     A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in the 1995 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains.

RETURN OF CAPITAL

     The amount received as a non-taxable (return of capital) distribution should be applied to reduce the tax cost of shares. This amount will be reflected on Form 1099-DIV. If the amount of the non-taxable portion exceeds your tax basis, the excess will be taxable as a capital gain.

CORPORATE DIVIDENDS RECEIVED DEDUCTION AND U.S. TREASURY SECURITIES INCOME

     The Equity Trust paid to shareholders ordinary income dividends of $0.0636 per share on March 28, 1995, $0.0636 per share on June 27, 1995 and $0.0017 per share on December 21, 1995. The percentage of such dividends that qualifies for the dividends received deduction available to corporations is 47.66% for all such dividends paid in 1995. The percentage of the ordinary income dividends paid by the Equity Trust during 1995 derived from U.S. Treasury Securities was 21.13%.

DISTRIBUTION OF RIGHTS

     Neither the receipt nor the exercise of Rights distributed to shareholders results in taxable income and no loss will be realized if the Rights expired without being exercised. Rights sold will result in a capital gain or loss to shareholders based on the difference between their adjusted basis and the sale price. The holding period for the Rights includes the holding period of the Common Stock in respect of which the Rights were distributed.

     Shareholders may opt to make an election on their Form 1040, Schedule D, to assign cost basis to the Rights received from their existing Equity Trust shares. The allocation percentage for the 1995 Rights is:

                    Common Stock..............................   98.07846%
                    Rights....................................    1.92154%

     Multiply the existing basis of common stock by the above percentages to determine the new basis on both the stock and the Rights. If no election is made, the adjusted basis of the Rights is $0.00 and the basis of the common stock remains unchanged. Consult your personal tax adviser to determine which approach is most advantageous to you.

                         THE GABELLI EQUITY TRUST INC.
                        HISTORICAL DISTRIBUTION SUMMARY

                                                                                     TAXES PAID
                                  SHORT-     LONG-                  UNDISTRIBUTED        ON
                                   TERM       TERM                    LONG-TERM     UNDISTRIBUTED                   ADJUSTMENT
      ANNUAL        INVESTMENT   CAPITAL    CAPITAL    RETURN OF       CAPITAL         CAPITAL          TOTAL           TO
     SUMMARY          INCOME      GAINS      GAINS     CAPITAL(a)       GAINS         GAINS(b)      DISTRIBUTIONS   COST BASIS
------------------  ----------   --------   --------   ----------   -------------   -------------   -------------   ----------
1995 (c)..........   $0.12890       --      $0.49310    $0.37800        --              --            $ 1.00000      $0.37800-
1994 (d)..........    0.13536    $0.06527    0.30300     1.38262        --              --            $ 1.88625       1.38262-
1993 (e)..........    0.13050     0.02030    0.72930     0.22990        --              --            $ 1.11000       0.22990-
1992 (f)..........    0.20530     0.04050    0.29660     0.51760        --              --            $ 1.06000       0.51760-
1991 (g)..........    0.22590     0.03990    0.14420     0.68000        --              --            $ 1.09000       0.68000-
1990..............    0.50470       --       0.22950     0.44580        --              --            $ 1.18000       0.44580-
1989..............    0.29100     0.35650    0.66250      --           $0.6288         $0.2138        $ 1.31000       0.41500+
1988..............    0.14500     0.20900    0.19600      --            0.2513          0.0854        $ 0.55000       0.16590+
1987..............    0.25600     0.49100    0.33500      --            --              --            $ 1.08200        --

---------------
(a) Non-taxable.
(b) Net Asset Value is reduced by this amount on the last business day of the year.
(c) On October 19, 1995, the Company distributed Rights equivalent to $0.37 per share based upon full subscription of all issued shares.
(d) On November 15, 1994, the Company distributed shares of the Gabelli Global Multimedia Trust Inc. valued at $8.0625 per share.
(e) On July 14, 1993, the Company distributed Rights equivalent to $0.50 per share based upon full subscription of all issued shares.
(f) On September 28, 1992, the Company distributed Rights equivalent to $0.36 per share based upon full subscription of all issued shares.
(g) On October 21, 1991, the Company distributed Rights equivalent to $0.42 per share based upon full subscription of all issued shares.
- Decrease in cost basis.
+ Increase in cost basis.

                         AUTOMATIC DIVIDEND REINVESTMENT

                        AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN

      It is the policy of The Gabelli Equity Trust Inc. ("Equity Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Equity Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Equity Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Equity Trust. Plan participants may send their stock certificates to State Street Bank and Trust Company ("State Street") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                          The Gabelli Equity Trust Inc.
                     c/o State Street Bank and Trust Company
                                  P.O. Box 8200
                              Boston, MA 02266-8200

      Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact State Street at 1 (800) 336-6983.

      Shareholders wishing to liquidate reinvested shares held at State Street Bank must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

      If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

      The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Equity Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Equity Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Equity Trust valued at market price. If the Equity Trust should declare a dividend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Equity Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

      The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

      The Equity Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

      The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Equity Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name and participate in the Dividend Reinvestment Plan.

      Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street for investments in the Equity Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street will use these funds to purchase shares in the open market on or about the 15th of each month beginning in April 1996. State Street will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the 15th of the month. Funds not received at least five days before the investment date shall be held for investment in the following month. A payment may be withdrawn without charge if notice is received by State Street at least 48 hours before such payment is to be invested.

      For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Equity Trust.



       ------------------------------------------------------------------
       The Annual Meeting of the Equity Trust's Stockholders will be held at 9:30 A.M. on Monday, May 13, 1996, at the Cole Auditorium, Greenwich Public Library in Greenwich, Connecticut.
       ------------------------------------------------------------------

                             DIRECTORS AND OFFICERS

                          THE GABELLI EQUITY TRUST INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1434


DIRECTORS

Mario J. Gabelli, CFA
  Chairman

Paul R. Ades
  Attorney-at-Law
  Partner, Murov & Ades

Dr. Thomas E. Bratter
  President, John Dewey Academy

Bill Callaghan
  President Bill Callaghan Associates

Felix J. Christiana
  Former Senior Vice President
  Dollar Dry Dock Savings Bank

James P. Conn
  Managing Director/Chief Investment Officer,
  Financial Security Assurance Holdings Ltd.

Karl Otto Pohl
  Former President, Deutsche Bundesbank

Anthony R. Pustorino
  Certified Public Accountant
  Professor, Pace University

Salvatore J. Zizza
  Chairman & Chief Executive Officer,
  The Lehigh Group, Inc.

OFFICERS

Mario J. Gabelli, CFA
  President & Chief Investment Officer

Bruce N. Alpert
  Vice President & Treasurer

Marc S. Diagonale
  Vice President

James E. McKee
  Secretary

Douglas Neviera
  Assistant Vice President

INVESTMENT ADVISOR

Gabelli Funds, Inc.
One Corporate Center
Rye, New York  10580-1434

CUSTODIAN
Boston Safe Deposit and Trust Company

COUNSEL
Willkie Farr & Gallagher

TRANSFER AGENT AND REGISTRAR
State Street Bank and Trust Company

STOCK EXCHANGE LISTING
NYSE-Symbol:  GAB
Shares Outstanding 103,919,670

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "General Equity Funds," in Saturday's The New York Times and Monday's in The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "General Equity Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.


                ------------------------------------------------
                For general information about the Gabelli Funds, call 1-800-GABELLI (1-800-422-3554), fax us at
                914-921-5118 or, visit Gabelli Funds' Internet homepage at: HTTP://WWW.GABELLI.COM, or
                e-mail us at: info@gabelli.com
                ------------------------------------------------



--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Equity Trust may from time to time purchase shares of its capital stock in the open market when the Equity Trust shares are trading at a discount of 10% or more from the net asset value of the shares.
--------------------------------------------------------------------------------


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                         THE GABELLI EQUITY TRUST INC.
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